UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2024
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in our Current Report on Form 8-K, dated August 24, 2023, on August 24, 2023, Patrick L. Bridges, our Senior Vice President and Chief Financial Officer, informed us that he intends to retire in March 2024 after more than 17 years of service to us.

On January 12, 2024, Todd Telesz, age 52, accepted the position to succeed Mr. Bridges as our Senior Vice President and Chief Financial Officer effective January 29, 2024. Mr. Telesz was previously the Chief Executive Officer and General Manager of Basin Electric Power Cooperative between 2021 and 2023. Mr. Telesz previously served as senior vice president of the Power, Energy, and Utilities Division of CoBank, ACB. Mr. Telesz holds a Bachelor of Science in Economics, with honors, from The Wharton School of the University of Pennsylvania, and serves on several not-for-profit boards of directors.

Mr. Bridges is expected to remain an employee of ours in a transitionary role until March 2024 to assist in an smooth transition.

We compensate our Senior Vice President and Chief Financial Officer and other executive officers through use of a total rewards package that includes base salary and benefits. Mr. Telesz will receive the same non-qualified executive deferred compensation, 401(k) plan, health and welfare benefit plans and sick time as all other executive officers hired on or after May 1, 2021. In addition to these benefits, Mr. Telesz, as an executive officer, will receive a company vehicle for both business and personal use and will accrue vacation at the rate of six weeks per year. Mr. Telesz will be provided 80 hours of vacation when he starts. Mr. Telesz’s base salary will be $575,000 per year and he will receive a one-time sign-on bonus of $30,000.

There are no arrangements or understandings between Mr. Telesz and any other persons, pursuant to which he was appointed as the chief financial officer. There are no current or proposed transactions between us and Mr. Telesz or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 7.01     Regulation FD Disclosure.

On January  12, 2024, we issued a press statement announcing Todd Telesz as our next Senior Vice President and Chief Financial Officer. A copy of the press statement is attached to this report as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of our filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Statement dated January 12, 2024

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: January 12, 2024	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer